UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 17, 2015
(November 9, 2015)

Exact Name of Registrant as Specified
Commission	in Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

San Juan Generating Station (“SJGS”)

As previously reported, Public Service Company of New Mexico (“PNM”), a wholly owned subsidiary of PNM Resources, Inc. (the “Company”), along with the Staff of the New Mexico Public Regulation Commission (“NMPRC”), the New Mexico Attorney General, Western Resource Advocates, and the Coalition for Clean Affordable Energy, filed on August 13, 2015 a settlement agreement (the “Supplemental Stipulation”) with the NMPRC related to SJGS. New Mexico Industrial Energy Consumers, Interwest Energy Alliance, and New Mexico Independent Power Producers subsequently joined in the Supplemental Stipulation. New Energy Economy opposes the Supplemental Stipulation. The Supplemental Stipulation supplemented an Original Stipulation filed in October 2014. The stipulating parties agreed that the October 2014 stipulation should be approved, as modified by the Supplemental Stipulation (collectively, the “Stipulated Settlement”).

On November 16, 2015, the Hearing Examiner in the case issued his recommended decision on the Supplemental Stipulation to the NMPRC in the form of a “Certification of Stipulation,” which recommends approval of the Supplemental Stipulation without material modifications. That document is available on the Company’s website through the following link: http://www.pnmresources.com/investors/rates-and-filings.aspx.

Approval by the NMPRC is required in order for the Stipulated Settlement to become effective. The NMPRC is expected to vote on the Recommended Decision before year-end.

Future Test Year (“FTY”) Proceedings

On May 27, 2015, the NMPRC approved an order that defines a FTY as a period that begins no later than 45 days following the filing of an application to increase rates. PNM disagrees with the interpretation adopted by the NMPRC and believes that the correct interpretation of the New Mexico FTY statute allows a FTY to begin up to 13 months after the filing of an application.

On June 25, 2015, PNM filed a Notice of Appeal to the New Mexico Supreme Court (“NMSC”), challenging the NMPRC’s June 3, 2015 written order. The NMPRC held workshops in July and reached agreement with interested parties that would allow the definition of a FTY to begin up to 13 months after the filing of an application. On July 31, 2015, PNM and the NMPRC filed a joint motion for a temporary 30-day stay and remand of PNM’s appeal so that the NMPRC can reconsider its FTY order in PNM’s 2014 rate case.

On November 13, 2015, PNM received notice that on November 9, 2015 the NMSC granted the joint motion filed by PNM and the NMPRC to stay the appeal for 30 days and remanded the appeal to the NMPRC for 30 days for the limited purpose of allowing the NMPRC to reconsider its FTY order. The NMSC ordered the NMPRC to file with the NMSC by December 9, 2015 any new or amended final order along with a supplemental record of any proceedings at the NMPRC on the limited remand.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: November 17, 2015	/s/Joseph D. Tarry
Joseph D. Tarry
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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